UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 05/03/2004

KFX INC

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-23634

Delaware	84-1079971
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

55 Madison Street Suite 745

Denver, CO 80206

(Address of Principal Executive Offices, Including Zip Code)

303.293.2992

(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5. Other Events and Regulation FD Disclosure

KFx, Inc. announced on May 3, 2004 that it signed an agreement-in-principle with New Vulcan Coal Inc. to locate a K-Fuel plant at New Vulcan’s Buckskin Mine north of Gillette, Wyoming. A copy of this press release is attached as Exhibit 99.1.

Item 7. Financial statements and exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1—Press release dated May 3, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KFX INC

Date: May 03, 2004.	By:	/s/ Matthew V. Elledge
Matthew V. Elledge Vice President and CFO

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 3, 2004.